UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 7, 2017

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On September 7, 2017, Paul A. Wagner notified us of his intention to resign as Chief Financial Officer, effective October 13, 2017. In connection with Dr. Wagner’s resignation, we entered into a separation agreement and release (the “Wagner Separation Agreement”) with Dr. Wagner dated September 7, 2017. The Wagner Separation Agreement provides, as consideration for a full release of all claims related to Dr. Wagner’s employment, the following benefits as long as Dr. Wagner satisfies the conditions in the Wagner Separation Agreement (including not revoking his acceptance of the terms of the Wagner Separation Agreement): (1) payment of a bonus severance amount of up to $120,400, or 35% of Dr. Wagner’s current base salary, for the 2017 calendar year, pursuant to the terms and conditions of our Incentive Compensation Plan, which bonus severance amount will be determined by achievement of pre-established corporate performance goals and Dr. Wagner’s individual performance goals are determined to have been achieved at 100% and (2) extension of the post-service exercise period of Dr. Wagner’s vested but unexercised options until the earlier of (x) December 31, 2019 or (y) the applicable option’s expiration date. In addition, we entered into a consulting agreement (the “Consulting Agreement”) with Dr. Wagner pursuant to which he agreed to provide transition consulting services at a rate of $5,000 per month for a period of six months from Dr. Wagner’s resignation date. Equity incentive awards held by Dr. Wagner will continue to vest in accordance with their terms during the term of Dr. Wagner’s consultancy.

The foregoing information is a summary of select terms from the Wagner Separation Agreement and the Consulting Agreement, is not complete, and is qualified in its entirety by reference to the full text of each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K.

Resignation of Chief Manufacturing Officer

On September 7, 2017, Steven S. Sandoval Sr. notified us of his intention to resign as Chief Manufacturing Officer, effective September 8, 2017. In connection with Mr. Sandoval’s resignation, we entered into a separation agreement and release (the “Sandoval Separation Agreement”) with Mr. Sandoval dated September 7, 2017. The Sandoval Separation Agreement provides, as consideration for a full release of all claims related to Mr. Sandoval’s employment, the following benefits as long as Mr. Sandoval satisfies the conditions in the Sandoval Separation Agreement (including not revoking his acceptance of the terms of the Sandoval Separation Agreement): (1) continuing payments of his current base salary for nine months from the effective date of his resignation; and (2) reimbursement of COBRA premiums to continue health coverage for him and his eligible dependents under the Company’s health insurance plans for a period of up to nine months.

The foregoing information is a summary of select terms from the Sandoval Separation Agreement, is not complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

Press Release

On September 7, 2017, we issued a press release announcing the foregoing management changes. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Appointment of Acting Principal Financial Officer

Following Dr. Wagner’s resignation and effective October 13, 2017, Evert B. Schimmelpennink our President, Chief Executive Officer, and Secretary will serve as our acting Principal Financial Officer in addition to continuing as our President, Chief Executive Officer, and Secretary.

Mr. Schimmelpennink, age 45, has served as our President, Chief Executive Officer, and Secretary since August 3, 2017. Mr. Schimmelpennink previously served as the Chief Executive Officer of Alvotech, a biosimilar development company from 2015 to July 2017. From September 2015 to November 2015, Mr. Schimmelpennink served as Vice President – Global Sterile Injectables of Pfizer Inc., a pharmaceutical company. Prior to that, Mr. Schimmelpennink served as Vice President—Global Generics from 2012 to 2015 and Director of Specialty Injectable Pharma Marketing EMEA & Director of Distributor Operations EMEA from 2011 to 2012 of Hospira, Inc., a pharmaceutical company. From 2002 to 2011, Mr. Schimmelpennink held various roles at Synthon BV, a generics medicine company, including Vice President Marketing and Sales from 2008 to 2011. From 1997 to 2002 he held various roles with Numico NV, a Dutch maker of baby foods and nutritional bars and shakes, including International Product Manager from 2000 to 2002 and Researcher Product Development from 1999 to 2000. Prior to Numico, Mr. Schimmelpennink served as a vaccine technologist at the Dutch National Institute for Public Health and the Environment from 1998 to 1999. Mr. Schimmelpennink received a Masters in bioprocess engineering from the Wageningen University in the Netherlands.

No new compensatory arrangements were entered into with Mr. Schimmelpennink in connection with his appointment as acting Principal Financial Officer. There are no family relationships between Mr. Schimmelpennink and any of our directors or executive officers. There are no transactions between Mr. Schimmelpennink and us which are reportable under Item404(a) of Regulation S-K.

Our Board of Directors has also begun the search for our next Chief Financial Officer, and will work with an executive search firm to assist in identifying and evaluating candidates.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Mutual Separation Agreement and Mutual Release by and between the Company and Paul A. Wagner dated September 7, 2017.

10.2	Consulting Agreement by and between the Company and Paul A. Wagner effective September 7, 2017 (contained in Exhibit 10.1 hereto).

10.3	Mutual Separation Agreement and Mutual Release by and between the Company and Steven Sandoval dated September 7, 2017.

99.1	Press Release dated September 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: September 7, 2017	By:	/s/ Evert Schimmelpennink
Evert Schimmelpennink Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Mutual Separation Agreement and Mutual Release by and between the Company and Paul A. Wagner dated September 7, 2017.

10.2	Consulting Agreement by and between the Company and Paul A. Wagner effective September 7, 2017 (contained in Exhibit 10.1 hereto).

10.3	Mutual Separation Agreement and Mutual Release by and between the Company and Steven Sandoval dated September 7, 2017.

99.1	Press Release dated September 7, 2017.